SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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                               MAYTAG CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_| Fee paid previously with preliminary materials.


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FOR IMMEDIATE RELEASE
Media Contact:  John Daggett
Maytag Corporate Communications
(641) 787-7711
john.daggett@maytag.com


                     MAYTAG ANNOUNCES ORGANIZATIONAL CHANGES
               LEARMONTH TO LEAD MAYTAG APPLIANCES BUSINESS UNIT;
                      MCCONNAUGHEY TO HEAD MAYTAG SERVICES

NEWTON, IOWA--(Nov. 16, 2005)--Maytag Corporation (NYSE: MYG) today announced two key organizational changes.
          Arthur B. Learmonth, President of Maytag Services business unit, is promoted to the position of Acting President for Maytag Appliances business unit. Learmonth, 59, will lead Maytag's largest business unit, which manufactures and markets major appliances and floor care products sold in North America. David R. McConnaughey, 49, Vice President, Maytag All-Brand Services in Maytag Services, is promoted to the position of Acting President, Maytag Services, replacing Learmonth. Maytag Services is the leader in home appliance repair. It provides repair and maintenance to Maytag brand appliances as well as other major appliance brands. Both Learmonth and McConnaughey will report directly to Ralph F. Hake, Maytag chairman and CEO.
          Hake said, "Art Learmonth is a talented and proven executive who brings a wealth of operations experience from his 35-year career working in manufacturing and supply chain positions. His skills will be invaluable as we manage through our restructuring initiatives. During his tenure with Maytag Services, Art and his team have grown the business, experiencing double-digit revenue increases during the last six quarters. We are pleased that Art will lead the Appliances organization."
         Art Learmonth joined Maytag Appliances in 1997 as Vice President, Manufacturing and Engineering. He was promoted to Senior Vice President, Supply Chain in 2003 and then assumed his most recent position at Maytag Services in 2004. Learmonth has been instrumental in instituting the LeanSigma(R) business management tool at Maytag to develop a lean and highly efficient operation. Maytag has realized hundreds of millions of dollars in cost savings since the organization formally implemented its LeanSigma(R) certification program in 2001.
         Learmonth began his career in 1970 with the General Motors Harrison Radiator Division and then G & O Manufacturing Company before moving to Nippondenso Manufacturing USA, Inc. in 1986 as Vice President Manufacturing/Operations. He also worked as Vice President,

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Operations for York International. He holds a bachelor's degree in business administration from the University of New Hampshire.
         Dave McConnaughey joined Maytag in 1998 as Vice President & General Manager - Laundry in the Maytag Appliances business unit before moving to Vice President & General Manager - Amana in 2003. He was appointed to his current position in Maytag Services in 2004. McConnaughey has held a variety of management positions for Johnson & Johnson Company, Nippondenso USA and Borg Warner Automotive. Dave holds a bachelor's degree in management from Spring Arbor College and an M.B.A. in business from Northwestern University's Kellogg Graduate School of Management.
         Hake also noted, "Dave has been an integral part of Maytag for several years. Through his contributions in Maytag Services, the business has diversified its revenue base and grown. I have great confidence in his ability to step into this senior leadership role and sustain the profitable growth we have experienced in the Services business."
         Maytag Corporation is a leading producer of home and commercial appliances. Its products are sold to customers throughout North America and in international markets. The corporation's principal brands include Maytag(R), Hoover(R), Jenn-Air(R), Amana(R) and Dixie-Narco(R).

MAYTAG ADDITIONAL INFORMATION
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements speak only as of this date and include statements regarding anticipated future financial operating performance and results. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in

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its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information,future events or otherwise.

ADDITIONAL INFORMATION RELATING TO THE PROPOSED MERGER AND WHERE TO FIND IT Whirlpool and Maytag have filed a preliminary prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read the preliminary prospectus/proxy statement, and any other relevant documents filed or to be filed by Whirlpool or Maytag, including the definitive prospectus/proxy statement when available, because they contain or will contain important information. The preliminary prospectus/proxy statement is, and other documents filed by Whirlpool and Maytag with the SEC are, available free of charge at the SEC's website (http://www.sec.gov) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692, Attention: Larry Venturelli, Vice President, Investor Relations. Neither this communication nor the preliminary prospectus/proxy statement constitutes an offer to sell or the solicitation of an offer to buy Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.


Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants is included in the preliminary prospectus/proxy statement Whirlpool and Maytag filed with the SEC.




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